Exhibit 1.1


                               KEYSPAN CORPORATION

                    $307,200,000 5.803% SENIOR NOTES DUE 2035

                       Underwriting and Exchange Agreement

                                                                  March 29, 2005

To the Representatives named
in Schedule I hereto of the
Underwriters named in
Schedule II hereto

Ladies and Gentlemen:

     KeySpan Corporation, a New York corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), $307,200,000 aggregate principal amount of its 5.803% Senior Notes due 2035 (the "Notes"), to be issued under the indenture specified in
Schedule I hereto (the "Indenture") between the Company and the Trustee identified in such Schedule (the "Trustee"), in exchange for (i) $300,000,000 aggregate principal amount of the Company's 4.90% Senior Notes due 2008 (the "Old Notes") and (ii) $9,902.50 in immediately available funds. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in
Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

     The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement (file number 333-119491) on Form S-3, relating to certain securities (the "Shelf Securities") to be issued from time to time by the Company. The Company also has filed with, or proposes to file with, the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Notes. The registration statement as amended to the date of this Underwriting and Exchange Agreement (the "Agreement") is hereinafter referred to as the "Registration Statement" and the related prospectus covering the Shelf Securities in the form first used to confirm sales of the Notes is hereinafter referred to as the "Base Prospectus". The Base Prospectus as supplemented by the prospectus supplement (the "Prospectus Supplement") specifically relating to the Notes in the form first used to confirm sales of the Notes is hereinafter referred to as the "Prospectus". Any reference in this Agreement to the Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to
Item 12 of Form S-3 under the Securities Act which were filed under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act") on or before the date of this Agreement or the date of the Prospectus Supplement, respectively;


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and any reference to "amend",  "amendment" or  "supplement"  with respect to the
Registration Statement, the Base Prospectus or the Prospectus shall be deemed to refer to and include any documents filed under the Exchange Act after the date of this Agreement or the date of the Prospectus Supplement, respectively, which are deemed to be incorporated by reference therein.

1. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) the Registration Statement has been declared effective by the Commission under the Securities Act; no order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose has been initiated or threatened by the Commission; as of the applicable effective dates of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the requirements of the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Trust Indenture Act"), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus Supplement and any amendment or supplement to the Prospectus, the Prospectus, as amended or supplemented, complied in all material respects with the requirements of the Securities Act and as of the date of the Prospectus Supplement and any amendment or supplement to the Prospectus and as of the Closing Date (as specified in Schedule I hereto), as the case may be, the Prospectus, as amended or supplemented, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee and (ii) any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representatives expressly for use in the Registration Statement or the Prospectus and any amendment or supplement thereto;

     (b) the documents incorporated by reference in the Prospectus, when they were filed with the Commission, complied in all material respects to the requirements of the Exchange Act, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus, as amended, when such documents are filed with the Commission, will comply in all material respects to the requirements of the Exchange Act and will not


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contain an untrue  statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

     (c) the financial statements, and the related notes thereto, included or incorporated by reference in the Registration Statement and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the consolidated financial position of the Company and its consolidated subsidiaries as of the dates indicated and the consolidated results of their operations and their consolidated cash flows for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein;

     (d) except for stock issuances pursuant to the Company's employee benefit plans and dividend reinvestment plans, since the respective dates as of which information is given in the Prospectus or since the date of the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or, except as described in the Prospectus and for customary dividends paid on the Company's capital stock, any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, (ii) there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and (iii) except as set forth or contemplated in the Prospectus neither the Company nor any of its subsidiaries has entered into any transaction or agreement (whether or not in the ordinary course of business) material to the Company and its subsidiaries taken as a whole;

     (e) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a material adverse effect on the general affairs, business, prospects, management, financial position, stockholders' equity or results of operation (a "Material Adverse Effect") on the Company and its subsidiaries, taken as a whole;


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     (f) each of the Company's Significant Subsidiaries (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, other than where the failure to be so qualified or in good standing would not have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and, except as set forth in the Prospectus, all the outstanding shares of capital stock of each subsidiary of the Company have been duly authorized and validly issued, are fully-paid and non-assessable, and (except in the case of foreign subsidiaries, for directors' qualifying shares) are owned by the Company, directly or indirectly, free and clear of all liens, encumbrances, security interests and claims;

     (g) this Agreement has been duly authorized, executed and delivered by the Company;

     (h) the Indenture (as defined in Schedule I hereto) has been duly authorized, executed and delivered, duly qualified under the Trust Indenture Act and constitutes a valid and binding instrument, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Indenture conforms in all material respects to the descriptions thereof in the Prospectus;

     (i) the Notes have been duly authorized, and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, enforceable against the Company in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws relating to or affecting creditors' rights generally, equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing; and the Notes conform in all material respects to the descriptions thereof in the Prospectus;

     (j) neither the Company nor any of its Significant Subsidiaries is, or with the giving of notice or lapse of time or both would be, (i) in violation of or in default under its Certificate of Incorporation, as amended, or By-Laws, as amended, or (ii) in violation of or in default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Significant Subsidiaries is a party or by which it or any of them or any of their respective properties is bound, or in violation of any law or statute or any judgment, order, rule or regulation of any court or


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arbitrator or  governmental or regulatory  authority,  except for violations and defaults which individually and in the aggregate are not material to the holders of the Notes or would not have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; the issue and sale of the Notes and the performance by the Company of all its obligations under the Notes, the Indenture and this Agreement and the consummation of the transactions herein and therein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will any such action result in any violation of the provisions of the Certificate of Incorporation or the By-Laws of the Company or any applicable law or statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, its subsidiaries or any of their respective properties; and no consent, approval, authorization, order, license, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the transactions contemplated by this Agreement or the Indenture, except such
consents,  approvals,   authorizations,   orders,  licenses,   registrations  or
qualifications as have been obtained under the Securities Act, the Trust Indenture Act and the Public Utility Holding Company Act of 1935, as amended (the "Public Utility Holding Company Act") and as may be required under state securities laws in connection with the purchase and distribution of the Notes by the Underwriters;

     (k) other than as set forth or contemplated in the Prospectus, there are no legal or governmental investigations, actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Significant Subsidiaries or any of their respective properties or to which the Company or any of its Significant Subsidiaries is or may be a party or to which any property of the Company or any of its Significant Subsidiaries is or may be the subject which, if determined adversely to the Company or any of its Significant Subsidiaries, could (i) individually or in the aggregate have, or reasonably be expected to have, a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole, or (ii) materially and adversely affect the ability of the Company to perform its obligations under the Notes, the Indenture or this Agreement; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and there are no statutes, regulations, contracts or other documents that are required to be filed as an exhibit to the Registration Statement or required to be described in the Registration Statement or the Prospectus which are not filed or described as required;


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     (l)  immediately  after  any sale of Notes by the  Company  hereunder,  the aggregate amount of Notes which have been issued and sold by the Company hereunder and of any securities of the Company (other than the Notes) that shall have been issued and sold pursuant to the Registration Statement will not exceed the amount of securities registered under the Registration Statement;

     (m) the accountants who have certified certain financial statements and any supporting schedules thereto included in the Registration Statement or the Prospectus are an independent registered public accounting firm as required by the Securities Act;

     (n) the Company and its Significant Subsidiaries have good and marketable title in fee simple to all items of real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described or referred to in the Prospectus or such as do not materially affect the value of such property and do not interfere with the use made or proposed to be made of such property by the Company and its Significant Subsidiaries; and any real property and buildings held under lease by the Company and its Significant Subsidiaries are held by them under valid, existing and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or its Significant Subsidiaries;

     (o) no relationship, direct or indirect, exists between or among the Company or any or its Significant Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries on the other hand, which is required by the Securities Act to be described in the Registration Statement and the Prospectus which is not so described;

     (p) the Company is not and, after giving effect to the offering and sale of the Notes, will not be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

     (q) the Company and its Significant Subsidiaries have filed all federal, state, local and foreign tax returns which have been required to be filed and have paid all taxes shown thereon and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith with such exceptions as would not singly or in the aggregate result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and, except as disclosed in the Registration Statement and the Prospectus, there is no tax deficiency which has been or might reasonably be expected to be asserted or threatened against the Company or any Significant Subsidiary with such exceptions as would not singly or in the aggregate result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole;


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     (r)  there  are no  existing  or,  to the best  knowledge  of the  Company, threatened labor disputes with the employees of the Company or any of its Significant Subsidiaries which are likely to have a Material Adverse Effect on the Company and its Significant Subsidiaries taken as a whole;

     (s) the Company and each of its Significant Subsidiaries possess such permits, licenses, franchises, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to conduct the business now operated by them except where the failure to obtain such Governmental Licenses would not have a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; the Company and each of its Significant Subsidiaries are in compliance with the terms and conditions of all such Governmental Licenses, except where the failure to so comply would not, singly or in the aggregate, result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole; and none of the Company or any of its Significant Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole;

     (t) except as otherwise stated in the Registration Statement and the Prospectus, and except as would not, singly or in the aggregate, result in a Material Adverse Effect on the Company and its Significant Subsidiaries, taken as a whole, (i) neither of the Company nor any of its Significant Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (ii) the Company and its Significant Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or, to the knowledge of the Company, threatened administrative, regulatory or judicial actions, suits, demands, demand letters,


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claims,  liens,  notices  of  noncompliance  or  violation,   investigations  or
proceedings relating to any Environmental Law against the Company or any of its Significant Subsidiaries and (iv) to the knowledge of the Company, there are no events or circumstances that may reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Significant Subsidiaries relating to Hazardous Materials or any Environmental Laws;

     (u) an appropriate order (the "Order") of the Commission under the Public Utility Holding Company Act, necessary to permit the issuance and sale of the Notes has been entered, and the Order is in full force and effect and has not been modified or repealed in any respect; no filing with, or approval, authorization, consent, license, registration, qualification, order or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Company of this Agreement, the Indenture and the Notes, as applicable, or for the performance by the Company of the transactions contemplated in this Agreement, the Indenture or the Prospectus, except (i) such as have been obtained under the Securities Acts, (ii) under the Public Utility Holding Company Act and (iii) as may be required to be obtained under state securities laws;

     (v) the Significant Subsidiaries of the Company are KeySpan New England, LLC, The Brooklyn Union Gas Company d/b/a KeySpan Energy Delivery New York, KeySpan Gas East Corporation d/b/a KeySpan Energy Delivery Long Island, KeySpan-Ravenswood Inc., Boston Gas Company d/b/a KeySpan Energy Delivery New England and KeySpan Energy Corporation;

     (w) except as described in the Prospectus, no subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company; and

     (x) no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Notes.

     2. Issuance, Exchange and Delivery of the Notes. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (i) the Representatives agree to deliver $300,000,000 aggregate principal amount of Old Notes to the Company with a value of $304,525,500 (the "Surrender Value") and $9,902.50 in immediately available funds; and (ii) the Company agrees to issue and deliver to the Representatives on behalf of the Underwriters, severally, $307,200,000 aggregate principal


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amount of the Notes on the  Closing  Date (as defined  below) in the  respective principal  amount of Notes set forth opposite the names of the  Underwriters  in
Schedule II hereto plus the respective principal amount of such additional Notes which each underwriter may become obligated to purchase pursuant to the provisions of Section 9 hereof. The Representatives will deliver the Old Notes and cash, against delivery by the Company of the Notes, at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, or at such other place as shall be mutually agreed upon by the Representatives and the Company, at 10:00 A.M., New York City time, on March 31, 2005 (unless postponed in accordance with the provisions of Section 9 hereof) or such other time and date as shall be agreed upon in writing by the Representatives and the Company (the "Closing Date").

Payment for the Notes shall be made against delivery to the nominee of The Depository Trust Company or its custodian for the respective accounts of the several Underwriters of the Notes of one or more global notes (the "Global Note") representing the Notes, with any transfer taxes payable in connection with the transfer to the Underwriters of the Notes duly paid by the Company. The Global Note will be made available for inspection by the Representatives at the office of the Trustee, not later than 1:00 P.M., New York City time, on the Business Day prior to the Closing Date. As used herein, the term "Business Day" means any day other than a day on which banks are permitted or required to be closed in New York City.

     3. Covenants of the Representatives. The Representatives covenant and warrant to the Company that, at the Closing Date, the Representatives will have valid and unencumbered title to the Old Notes to be delivered by the Representatives and full right, power and authority to exchange and deliver the Old Notes.

     4. Offering by the Underwriters. The Company understands that the several Underwriters intend (i) to make a public offering of their respective portions of the Notes and (ii) initially to offer the Notes upon the terms set forth in the Prospectus.

     5. Covenants of the Company. The Company covenants and agrees with each of the several Underwriters as follows:

          (a) The Company will file the Prospectus with the Commission pursuant to and in accordance with Rule 424(b)(2) (or, if applicable and if consented to by the Representatives, subparagraph (5)) not later than the second business day following the execution and delivery of this Agreement; and, if applicable, the Company will file any Rule 462(b) Registration Statement with the Commission not later than 10:00 P.M. on the date of execution and delivery of this Agreement (or such later time or date as may be consented to by the Representatives);

          (b) The  Company  will  advise  the  Representatives  promptly  of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued;

          (c) If, at any time when a prospectus relating to the Notes is required to be delivered under the Securities Act in connection with sales by any Underwriter or any dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company promptly will notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives' consent to, nor any Underwriter's delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof;

          (d) As soon as practicable, but not later than 16 months after the date of this Agreement, the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the later of (i) the effective date of the registration statement relating to the Notes, (ii) the effective date of the most recent post-effective amendment to the Registration Statement to become effective prior to the date of this Agreement and (iii) the date of the Company's most recent Annual Report on Form 10-K filed with the Commission prior to the date of this Agreement, which will satisfy the provisions of Section 11(a) of the Securities Act;

          (e) The Company will furnish to each Underwriter and counsel for the Underwriters, at the expense of the Company, copies of the Registration Statement in the form it became effective (of which will be signed and will include all exhibits) and of all amendments thereto and, so long as a prospectus relating to the Notes is required to be delivered under the Act in connection with sales by any Underwriter or any dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as such Underwriter requests. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the Business Day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available;

          (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as the Representatives designate and will continue such qualifications in effect so long as required for the distribution; provided that the Company shall not be required to qualify as a foreign corporation, file a general consent to service of process or become subject to taxation in any jurisdiction;

          (g) During the period beginning on the date hereof and continuing to and including the Business Day following the Closing Date, not to offer, sell, contract to sell or otherwise dispose of any debt securities of or guaranteed by the Company which are substantially similar to the Notes;

          (h)  to  file  promptly  all  reports  and  any  definitive  proxy  or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Notes, and during such same period, to advise you promptly, and to confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information, (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or the initiation or threatening of any proceeding for that purpose; (v) of the occurrence of any event within such period of time after the Closing Date as in the opinion of counsel for the Underwriters (after consultation with the Company) a prospectus relating to the Notes is required by law to be delivered in connection with sales of the Notes by any Underwriter or dealer as a result of such occurrence or event the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Notes for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and to use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Prospectus or suspending any such qualification of the Notes and, if any such order is issued, will obtain as soon as possible the withdrawal thereof;

          (i) to use the net proceeds received by the Company from the sale of the Notes pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds"; and

          (j) whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limiting the generality of the foregoing, all costs and expenses (i) incident to the preparation, issuance, execution, authentication and delivery of the Notes, including any expenses of the Trustee, (ii) incident to the preparation, printing and filing under the Securities Act of the Registration Statement and the Prospectus (including in each case all exhibits, amendments and supplements thereto), (iii) incurred in connection with the registration or qualification and determination of eligibility for investment of the Notes under the laws of such jurisdictions as the Underwriters may designate (including fees of counsel for the Underwriters and their disbursements), (iv) related to any filing with National Association of Securities Dealers, Inc., (v) in connection with the printing (including word processing and duplication costs) and delivery (including mailing and shipping) of the Prospectus and any other materials furnished to the Underwriters in connection with the issuance and sale of the Notes, as herein provided and (vi) payable to rating agencies in connection with the rating of the Notes.

     6. Conditions to Obligations of the Underwriters. The several obligations of the Underwriters hereunder shall be subject to the following conditions:

          (a) the accuracy of the representations and warranties of the Company contained herein as of the date hereof;

          (b) the representations and warranties of the Company contained herein are true and correct on and as of the Closing Date as if made on and as of the Closing Date and the Company shall have complied with all agreements and all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

          (c) the Prospectus shall have been filed with the Commission pursuant to Rule 424 within the applicable time periods prescribed for such filings by the rules and regulations under the Securities Act; no stop order suspending the effectiveness of the Registration Statement shall be in effect, and no proceedings for such purpose shall be pending before or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your satisfaction;

          (d) subsequent to the execution and delivery of this Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any downgrading, (ii) any intended or potential downgrading or (iii) any review or possible change that does not indicate an improvement, in the rating accorded any securities of or guaranteed by the Company by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act;

          (e) since the respective dates as of which information is given in the Prospectus (exclusive of any amendment or supplement thereto after the execution and delivery hereof), there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement), the effect of which in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the exchange or the delivery or public offering of the Notes on the terms and in the manner contemplated in the Prospectus (exclusive of any amendment or supplement); and neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus (exclusive of any amendment or supplement);

          (f) the Representatives shall have received on and as of the Closing Date a certificate of an executive officer of the Company, with specific knowledge about the Company's financial matters, satisfactory to you to the effect set forth in subsections (b) through (d) (with respect to the respective representations, warranties, agreements and conditions of the Company) of this Section 6 and to the further effect that there has not occurred any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, business, prospects, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole from that set forth or contemplated in the Prospectus (exclusive of any amendment or supplement);

          (g) the Representatives shall have received on and as of the Closing Date the opinion of the General Counsel or Deputy General Counsel of the Company, or such other legal counsel employed by the Company agreed to in writing by the Representatives, to the effect set forth in Exhibit A hereto dated as of the Closing Date and in form and substance satisfactory to them;

          (h) the Representatives shall have received on and as of the Closing Date the opinion of Simpson Thacher & Bartlett LLP, counsel to the Company, to the effect set forth in Exhibit B-1 hereto and the letter related to certain matters to the effect set forth in Exhibit B-2 hereto, each dated as of the Closing Date and in form and substance satisfactory to them;

          (i) the Representatives shall have received on and as of the Closing Date an opinion of Davis Polk & Wardwell, counsel to the Underwriters, in form and substance reasonably satisfactory to the Underwriters, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (j) on the date hereof and on the Closing Date, Deloitte & Touche LLP shall have furnished to you letters, dated such respective dates, in form and substance satisfactory to you, containing statements and information of the type customarily included in accountants "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided that the letter delivered on the Closing Date shall use a "cut-off" date of the date hereof;

          (k) an order of the Commission under the Public Utility Holding Company Act authorizing the issuance and sale of the Notes shall be in full force and effect, and such order shall not have been amended since the date of this Agreement to include any provision unacceptable to the Representatives in their respective reasonable judgments; and

          (l) on or prior to the Closing Date, the Company shall have furnished to the Representatives such further certificates and documents as the Representatives shall reasonably request.

     7. Indemnification and Contribution.

     (a) The Company will indemnify and hold harmless each Underwriter, its partners, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection
(b) below.

     (b) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, its directors and officers and each person, if any who controls the Company within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in (i) the Registration Statement, or any amendment thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or (ii) the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of the Underwriters: the information contained in the third and fourth sentences of the fourth paragraph on the front cover regarding offers of the notes by the underwriters; the information contained in the first, second, fourth and fifth sentences of the fourth paragraph under the caption
"Underwriting" regarding offers of the notes by the underwriters; and the information contained in the sixth, seventh and eighth paragraphs under the caption "Underwriting" regarding stabilizing transactions, over-allotment transactions, syndicate covering transactions and penalty bids.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (including through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

     (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the aggregate principal amount of the Notes bears to the difference between the aggregate principal amount of the Notes and the Surrender Value of the Old Notes. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) The obligations of the Company under this Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of each Underwriter under this Section 7 shall be in addition to any liability which such Underwriter may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed the Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

     8. Termination. Notwithstanding anything herein contained, this Agreement may be terminated in the absolute discretion of the Representatives, by notice given to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange or the Chicago Board Options Exchange, (ii) trading of any securities of or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either Federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representatives, is material and adverse makes it impracticable or inadvisable to proceed with the exchange, sale or delivery or offering of the Notes on the Closing Date on the terms and in the manner contemplated by this Agreement and the Prospectus.

     9. Default by One or More of the Underwriters. If, on the Closing Date, any one or more of the Underwriters shall fail or refuse to purchase Notes which it or they have agreed to purchase under this Agreement, and the aggregate principal amount of Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Notes, the other Underwriters shall be obligated severally in the proportions that the principal amount of Notes set forth opposite their respective names in Schedule II hereto bears to the aggregate principal amount of Notes set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as the Representatives may specify, to purchase the Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the principal amount of Notes that any Underwriter has agreed to purchase pursuant to Section 2 be increased pursuant to this Section 9 by an amount in excess of one-tenth of such principal amount of Notes without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Notes and the aggregate principal amount of Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of Notes to be purchased, and arrangements satisfactory to you and the Company for the purchase of such Notes are not made within 24 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter or the Company. In any such case either you or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     10. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, the Company or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Notes. If for any reason the purchase of the Notes by the Underwriters is not consummated, the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company and the Underwriters pursuant to Section 7 shall remain in effect, and if any Notes have been purchased hereunder the representations and warranties in Section 1 and all obligations under Section 5 shall also remain in effect. If the purchase of the Notes by the Underwriters is not consummated for any reason other than solely because of the occurrence of any event specified in Section 8, the Company will reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Notes.

     11. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Underwriters c/o Citigroup Global Markets Inc., 388 Greenwich Street, New York, New York 10013, Attention: General Counsel (fax no.: (212) 816-7912) and Wachovia Capital Markets, LLC, 301 South College Street, TW-7, Charlotte, North Carolina 28288, Attention: High Grade Debt Syndicate (fax no.: (704) 383-0661), or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at One Metro Tech Center, Brooklyn, New York 11201, facsimile:
(718) 403-2809, Attention: John J. Bishar, Jr., or to such other address as any of the above shall specify to the other in writing; provided, however, that any notice to any Underwriter pursuant to Section 7 will also be mailed, delivered or telegraphed and confirmed to such Underwriter.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7, and no other person will have any right or obligation hereunder.

     13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     14. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     If the foregoing is in accordance with the Underwriters' understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement between the Company and the Underwriters in accordance with its terms.

                                                   Very truly yours,



                                                   KEYSPAN CORPORATION



                                              By: /s/
                                                  ---------------------
                                                  Name:
                                                  Title:


Accepted: March 29, 2005


CITIGROUP GLOBAL MARKETS INC.
WACHOVIA CAPITAL MARKETS, LLC

Acting severally on behalf of themselves and the several  Underwriters listed in
Schedule II hereto.

CITIGROUP GLOBAL MARKETS INC.


By: /s/
    --------------------
    Name:
    Title:


WACHOVIA CAPITAL MARKETS, LLC


By: /s/
    ---------------------
    Name:
    Title:

                                   SCHEDULE I

Representatives                              Citigroup Global Markets Inc.
                                             Wachovia Capital Markets, LLC

Underwriting and Exchange
Agreement dated:                             March 29, 2005

Registration Statement No.:                  333-119491

Title of Notes:                              5.803% Senior Notes due 2035

Aggregate principal amount:                  $307,200,000

Price to Public:                             At market prices determined at the time of sale.

Indenture:                                   Indenture dated as of November 1, 2000 (the "Base
                                             Indenture", and as supplemented by the First
                                             Supplemental Indenture and the Second
                                             Supplemental Indenture, the "Indenture") by and
                                             between KeySpan Corporation and JPMorgan Chase
                                             Bank, N.A. (formerly known as JPMorgan Chase
                                             Bank), as trustee.

                                             First Supplemental Indenture dated
                                             as of May 6, 2002 (the "First
                                             Supplemental Indenture") by and
                                             between KeySpan Corporation, a New
                                             York corporation, and JPMorgan
                                             Chase Bank, N.A., as trustee.

                                             Second Supplemental Indenture dated
                                             as of May 6, 2002 (the "Second
                                             Supplemental Indenture") by and
                                             between KeySpan Corporation and
                                             JPMorgan Chase Bank, N.A., as
                                             trustee.

Maturity:                                    April 1, 2035

Interest Rate:                               5.803%

Interest Payment Dates:                      April 1 and October 1 of each year, commencing October 1, 2005

Optional Redemption Provisions:              Make Whole Call T+20 basis points as described in the Prospectus

Sinking Fund Provisions:                     None

Other Provisions:                            None

Closing Date and Time of Delivery:           March 31, 2005; 10:00 A.M., New York City time.

Closing Location:                            Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York
                                             10017

Address for Notices to Underwriters:         c/o Citigroup Global Markets Inc., 388 Greenwich Street, New
                                             York, New York 10013, Attention: General Counsel (fax no.:
                                             (212) 816-7912) and Wachovia Capital Markets, LLC, 301 South
                                             College Street, TW-7, Charlotte, North Carolina 28288,
                                             Attention: High Grade Debt Syndicate (fax no.: (704) 383-0661)

                                   SCHEDULE II


                                                    Principal Amount of Notes
Underwriter                                         To Be Purchased

Citigroup Global Markets Inc.                       $116,736,000
Wachovia Capital Markets, LLC                        116,736,000
ABN AMRO Incorporated                                 24,576,000
Banc of America Securities LLC                        24,576,000
BNP Paribas Securities Corp.                          24,576,000
                                                    ------------
   Total                                            $307,200,000
                                                    ============

                                                                      EXHIBIT A


                      FORM OF OPINION OF GENERAL COUNSEL OR
                      DEPUTY GENERAL COUNSEL OF THE COMPANY
                    TO BE DELIVERED PURSUANT TO SECTION 6(g)

     1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of New York.

     2. The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into the Agreement and consummate the transactions contemplated in the Prospectus.

     3. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole.

     4. Each Significant Subsidiary (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the Securities Act) has been duly incorporated and is validly existing as a corporation or a limited liability company, as the case may be, in good standing under the laws of the jurisdiction of its incorporation or organization, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation or limited liability company, as the case may be, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or be in good standing would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole; except as stated in the Prospectus, all of the membership interests or issued and outstanding shares of capital stock of each Significant Subsidiary has been duly authorized and with respect to such stock, are validly issued, fully paid and non-assessable and, to the best of my knowledge, are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; and none of the outstanding shares of capital stock of any Significant Subsidiary were issued in violation of preemptive or other similar rights of any securityholder of such Significant Subsidiary.

     5. The information (i) in the Annual Report on Form 10-K under "Legal Proceedings" and "Business--Competition, Regulation and Rate Matters--Regulation", "--State Utility Commission", "--Federal Energy Regulatory Commission" and "--Securities and Exchange Commission", (ii) in the Prospectus covering similar matters, if any, and (iii) in the Registration Statement under
Item 15, to the extent that such information constitutes matters of law, summaries of legal matters, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by me and is correct in all material respects.

     6. To the best of my knowledge, neither of the Company nor any of its Significant Subsidiaries is (i) in violation of its charter or by-laws or operating agreement, as the case may be, or (ii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except where such violation would not result in a material adverse effect on the Company and its subsidiaries, taken as a whole, and no default by the Company or any of its Significant Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any agreement and instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

     7. The execution, delivery and performance of the Agreement, the Indenture and the Notes, the consummation of the transactions contemplated in the Prospectus (including the issuance and sale of the Notes and the use of the proceeds therefrom as described in the Prospectus) and the compliance by the Company with its obligations thereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any assets, properties or operations of the Company or any of its Significant Subsidiaries pursuant to, any agreement or instrument known to me, nor will such action result in any violation of the provisions of the charter or by-laws or operating agreement of the Company or any of its Significant Subsidiaries or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to me, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its Significant Subsidiaries or any of their assets, properties or operations.

     8. To the best of my knowledge, except as otherwise disclosed in the Registration Statement or the Prospectus, there is not pending or threatened any action, suit, proceeding, inquiry or investigation to which the Company or any of its Significant Subsidiaries is a party or to which the assets, properties or operations of the Company or any of its Significant Subsidiaries is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a material adverse effect on the Company and its Significant Subsidiaries, taken as a whole, or which might reasonably be expected to materially and adversely affect the assets, properties or operations of the Company or any of its Significant Subsidiaries, the performance by the Company or of its obligations under the Agreement, the Indenture, or the Notes or the consummation of the transactions contemplated in the Prospectus.

     9. All descriptions in the Prospectus of contracts and other documents to which the Company or any of its subsidiaries are a party are accurate in all material respects; and, to the best of my knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

     10. To the best of my knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

     11. The Registration Statement and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion is expressed), complied as to form in all material respects with the requirements of the Securities Act.

     12. The documents incorporated by reference in the Prospectus (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which no opinion is expressed), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act.

     Nothing has come to such counsel's attention that would lead such counsel to believe that the Registration Statement or any post-effective amendment thereto (except for (x) financial statements, supporting schedules and other financial and statistical data included therein or omitted therefrom, (y) the Form T-1 and (z) the information related to estimated proved reserves attributable to certain oil and gas properties and estimates of future net cash flows and present values referred to in the Prospectus under the caption "Experts", as to which such counsel makes no statement), at the date of the Underwriting and Exchange Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for (x) financial statements, supporting schedules and other financial and statistical data included therein or omitted therefrom, (y) the Form T-1 and (z) the information related to estimated proved reserves attributable to certain oil and gas properties and estimates of future net cash flows and present values referred to in the Prospectus under the caption "Experts", as to which such counsel makes no statement), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the date hereof, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     The  opinion  of  counsel   described   above  shall  be  rendered  to  the
Underwriters at the request of the Company and shall so state therein.

                                                                     EXHIBIT B-1

FORM OF OPINION OF SIMPSON  THACHER & BARTLETT LLP TO BE  DELIVERED  PURSUANT TO
                                  SECTION 6(h)

     1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of New York and has full corporate power and authority to conduct its business as described in the Registration Statement and Prospectus.

     2. The Underwriting and Exchange Agreement has been duly authorized, executed and delivered by the Company.

     3. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming that the Indenture is the valid and legally binding obligation of the Trustee, the Indenture constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     4. The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee, constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

     5. The statements made in the Prospectus Supplement under the caption "Description of the Notes" and the statements made in the Base Prospectus under the caption "Description of Debt Securities", insofar as they purport to constitute summaries of certain terms of contracts and other documents referred to therein, constitute accurate summaries of the terms of such statutes, contracts and other documents in all material respects.

     6. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or, to our knowledge, any federal or New York court is required for the issuance and sale of the Notes by the Company and the compliance by the Company with the provisions of the Underwriting and Exchange Agreement, the Indenture and the Notes, except for (A) the issuance of an appropriate order by the Commission under the Public Utility Holding Company Act, (B) the registration of the Notes under the Securities Act and (C) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the sale of the Notes by the Underwriters.

     7. The Registration Statement has become effective under the Securities Act and the Prospectus was filed on March 30, 2005, pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act, and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceedings for that purpose have been instituted or threatened by the Commission.

     8. Subject to the qualifications, exceptions, assumptions and limitations therein, the statements set forth in the Prospectus Supplement under the caption "Certain United States Federal Income and Estate Tax Consequences to Non-U.S. Holders", insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     9. The Company is not, and after giving effect to the offering and sale of the Notes will not be, an "investment company" within the meaning of and subject to regulation under the Investment Company Act of 1940, as amended.

     The opinions set forth in paragraphs 4 and 5 above are subject to (i) the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, (ii) general equitable principles (whether considered in a proceeding in equity or at law) and (iii) an implied covenant of good faith and fair dealing.

     The  opinion  of  counsel   described   above  shall  be  rendered  to  the
Underwriters at the request of the Company and shall so state therein.

                                                                    EXHIBIT B-2

FORM OF LETTER OF SIMPSON  THACHER & BARTLETT  LLP TO BE  DELIVERED  PURSUANT TO
                                  SECTION 6(h)

     Such counsel shall (i) advise the Underwriters that the Registration Statement, as of its effective date, and the Prospectus, as of its date, appeared, on its face, to be appropriately responsive in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that such counsel may express no view with respect to the financial statements or other financial or statistical data contained or incorporated by reference in such Registration Statement, the Prospectus or the Exchange Act Documents and (ii) nothing has come to such counsel's attention to cause such counsel to believe that the Registration Statement (including the Exchange Act Documents on file with the Commission on the date of filing of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004), as of the date of filing of such Annual Report, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express any belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

     For purposes of this letter, "Exchange Act Documents" means the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and all other reports filed by the Company pursuant to Section 13(a) or 15(d) of the 1934 Act since the end of the fiscal year covered by such Annual Report.


                                      B-1